Thornburg Florida Intermediate Municipal Fund

Semi-Annual Report
March 31, 2003

Thornburg Florida Intermediate Municipal Fund
All data as of 3/31/03


    Fund facts:       Thornburg Florida Intermediate Municipal Fund
         A Shares

Annualized Distribution Rate                3.43%

SEC Yield                                   2.49%

Taxable Equivalent Yield (using SEC Yield)  4.16%

NAV                                        $12.44

Maximum Offering Price                     $12.69

    Total returns:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                    5.39%

Five Years                                  4.43%

Since Inception                             4.87%

Inception Date                            (2/1/1994)

The taxable equivalent yield assumes a 38.6% marginal Federal tax rate and a 0.1% intangible tax. The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factor and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund's NAV and current distributions.


Letter to shareholders

Thornburg Florida Intermediate Municipal Fund

April 25, 2003

Dear  Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Intermediate Florida Fund. The net asset value of the Fund decreased by 13 cents to $12.44 during the six month period ending March 31, 2003. If you were with us for the entire period, you received dividends of 22.7 cents per share. If you reinvested dividends, you received 22.9 cents per share.

Interest rates on intermediate-term municipal bonds have risen somewhat over the last six months. For example, the interest rate on a ten-year AAA-rated municipal bond rose from 3.40% to 3.75% from the end of September to the end of March. Since rising interest rates cause bond prices to fall, a ten-year bond that was worth 100% of par value at the end of September would be worth 97.22% of par at the end of March (a 2.78% loss).

The price of the Fund has depreciated 1.03% over the last six months, but has appreciated 3.49% over the last year. This is consistent with our goal of having lower price volatility than comparable maturity bonds like the one mentioned above. Meanwhile the Fund has paid a relatively steady monthly dividend while short-term interest rates have plummeted. As of mid April, the average taxable money market fund is yielding 0.73%. If you are an investor in the 36% Federal tax bracket, that leaves you with only 0.37% after state and Federal taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

While current economic conditions in the U.S. and abroad are very weak, we continue to expect economic growth to rebound somewhat in the second half of the year. Low interest rates, increased Federal government spending and further tax cuts are all pushing us in that direction. More recently, we are hopeful that general optimism associated with the U.S. led coalition's military successes will result in lower oil prices, higher consumer confidence, and increased investment by U.S. corporations. If growth does rebound in the second half of 2003, we can expect rising interest rates and lower bond prices. We are preparing for this possibility by shortening the Fund's duration somewhat and sticking to the laddering discipline.

Your Thornburg Intermediate Florida Fund is a laddered portfolio of over 60 municipal obligations from all over Florida. Today, your Fund's weighted average maturity is 6.9 years. We always keep it below 10 years. We "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the diverse bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund's price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The following chart describes the percentages of your Fund's bond portfolio maturing in each of the coming years:

          % of portfolio           Cumulative %
         maturing within        maturing by end of

          2 years = 15%           Year 2 = 15%
     2 to 4 years = 16%           Year 4 = 31%
     4 to 6 years = 12%           Year 6 = 44%
     6 to 8 years = 11%           Year 8 = 54%
    8 to 10 years = 17%          Year 10 = 71%
   10 to 12 years = 16%          Year 12 = 86%
   12 to 14 years = 8%           Year 14 = 94%
   14 to 16 years = 2%           Year 16 = 96%
   16 to 18 years = 4%           Year 18 = 100%
   18 to 20 years = 0%           Year 20 = 100%

While most municipal bonds continue to be well insulated from the widespread erosion of credit quality that has hit corporate bonds, there are areas of weakness. Slowing economic growth has negatively impacted tax revenue for many issuers. The National Conference of State Legislatures estimates that state budget deficits total at least $68 billion for the 2004 fiscal year. Florida stands out as one of only five states not reporting a deficit. Tax receipts in fiscal 2003 are expected to be down from 2002 levels only slightly and the state's budget stabilization fund reserves are intact, totaling approximately $960 million. However, the state does have some difficult challenges ahead, including rapidly increasing Medicaid costs and voter approved constitutional amendments requiring class size reduction, universal pre-K education, and high-speed rail service. In light of the challenges and the difficult economic environment, the Fund continues to maintain high credit quality. Currently 96% of the bonds are rated A or better by one of the major rating agencies, and 64% are rated AAA.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Florida Fund.



Sincerely,

George Strickland
Portfolio Manager

Statement of assets and liabilities

Thornburg Florida Intermediate Municipal Fund

March 31, 2003
(Unaudited)

ASSETS
Investments at value (cost $46,520,506) ....................   $ 48,785,412
Cash .......................................................         59,068
Receivable for investments sold ............................        540,000
Receivable for fund shares sold ............................         64,310
Interest receivable ........................................        831,022
Prepaid expenses and other assets ..........................            658

                  Total Assets .............................     50,280,470


LIABILITIES
Payable for fund shares redeemed ...........................          7,873
Accounts payable and accrued expenses ......................         91,639
Payable to investment advisor (Note 3) .....................         19,716
Dividends payable ..........................................         71,358

                  Total Liabilities ........................        190,586


NET ASSETS .................................................   $ 50,089,884

NET ASSETS CONSIST OF:
         Net unrealized appreciation on investments ........   $  2,264,906
         Accumulated net realized gain .....................       (709,447)
         Net capital paid in on shares of beneficial interest .  48,534,425

                                                               $ 50,089,884
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($50,089,884 applicable to 4,025,897 shares of beneficial
         interest outstanding - Note 4) ....................   $      12.44

Maximum sales charge, 2.00% of offering price ..............           0.25

Maximum Offering Price Per Share ...........................   $      12.69

See notes to financial statements.

Statement of operations

Thornburg Florida Intermediate Municipal Fund

Six Months Ended March 31, 2003
(Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $136,775) .......   $ 1,029,595


EXPENSES:
Investment advisory fees (Note 3) ............................       114,713
Administration fees (Note 3) .................................        28,678
Service fees (Note 3) ........................................        49,012
Transfer agent fees ..........................................        17,114
Custodian fees (Note 3) ......................................        16,045
Registration and filing fees .................................           590
Professional fees ............................................         1,161
Accounting fees ..............................................         1,398
Trustee fees .................................................           395
Other expenses ...............................................         2,711


                  Total Expenses .............................       231,817
Less:
         Management fees waived by investment advisor (Note 3)       (37,734)
         Fees paid indirectly (Note 3) .......................          (445)


                  Net Expenses ...............................       193,638

                  Net Investment Income ......................       835,957


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 6)
Net realized loss on investments .............................       (13,724)
Decrease in unrealized appreciation of investments ...........      (381,594)


                  Net Realized and Unrealized
                  Loss on Investments ........................      (395,318)


                  Net Increase in Net Assets Resulting
                  From Operations ............................   $   440,639


See notes to financial statements.

Statements of changes in net assets

Thornburg Florida Intermediate Municipal Fund

                                                                  Six Months Ended       Year Ended
                                                                   March 31, 2003     September 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $    835,957    $  1,426,944
Net realized gain (loss) on investments sold .........................        (13,724)         46,010
Increase (Decrease) in unrealized appreciation of investments ........       (381,594)
                                                                                            1,086,427

                  Net Increase in Net Assets Resulting from Operations        440,639       2,559,381

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ..............................................       (835,957)     (1,426,944)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ..............................................      8,624,705      11,794,259

                  Net Increase in Net Assets .........................      8,229,387      12,926,696

NET ASSETS:
         Beginning of Period .........................................     41,860,497      28,933,801

         End of Period ...............................................   $ 50,089,884    $ 41,860,497

See notes to financial statements ....................................

Notes to financial statements

Thornburg Florida Intermediate Municipal Fund

March 31, 2003

NOTE 1 - ORGANIZATION
Thornburg Florida Intermediate Municipal Fund (the "Fund") is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. For the six months ended March 31, 2003, the Advisor voluntarily waived management fees of $37,734. The Fund entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $1,770 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the six months ended March 31, 2003, the fees paid indirectly were $445.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At March 31, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                        Six Months Ended                    Year Ended
                                         March 31, 2003                September 30, 2002

                                       Shares         Amount           Shares        Amount
Class A Shares
Shares sold ....................      1,819,222    $ 22,578,160       2,335,830    $ 28,434,136
Shares issued to shareholders in
  reinvestment of dividends ....         30,176         374,447          53,863         660,270
Shares repurchased .............     (1,153,881)    (14,327,902)     (1,422,454)    (17,300,147)

Net Increase ...................        695,517    $  8,624,705         967,239    $ 11,794,259


NOTE 5 - SECURITIES TRANSACTIONS
For the six months ended March 31, 2003, the Fund had purchase and sale transactions (excluding short-term securities) of $17,430,619 and $10,099,377, respectively.

NOTE 6 - INCOME TAXES
At March 31, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose $       46,520,506

Gross tax unrealized appreciation   $        2,346,725
Gross tax unrealized depreciation              (81,819)
Net tax unrealized appreciation
         on investments             $        2,264,906


At March 31, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:
                  Capital loss carryovers expiring in:
                  2003     $           44,000
                  2004                 14,000
                  2005                 35,000
                  2006                  7,000
                  2007                  7,000
                  2008                307,000
                  2009                282,000
                           $          696,000

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Dividends paid by the Fund for the six months ended March 31, 2003 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Financial highlights

Thornburg Florida Intermediate Municipal Fund

                                                   Six Months Ended                      Year Ended September 30,
                                                      March 31,
                                                        2003         2002         2001        2000          1999          1998
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ............  $    12.57  $     12.24  $     11.73  $     11.79  $      12.37  $      12.14

Income from investment operations:
         Net investment income ..................        0.23         0.52         0.55         0.54          0.54          0.56
         Net realized and unrealized
                  gain (loss) on investments ....       (0.13)        0.33         0.51        (0.06)        (0.58)         0.23

Total from investment operations ................        0.10         0.85         1.06         0.48         (0.04)         0.79
Less dividends from:
    Net investment income .......................       (0.23)       (0.52)       (0.55)       (0.54)        (0.54)        (0.56)

Change in net asset value .......................       (0.13)        0.33         0.51        (0.06)        (0.58)         0.23

Net asset value, end of period ..................  $    12.44  $     12.57  $     12.24  $     11.73  $     11.79   $      12.37

Total return (a) ................................        0.79%        7.10%        9.20%        4.19%       (0.36)%         6.62%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .......................        3.64%(b)     4.18%        4.55%        4.60%         4.44%         4.54%
    Expenses, after expense reductions ..........        0.85%(b)     0.85%        0.89%        0.98%         0.99%         0.98%
    Expenses, after expense reductions
      and net of custody credits ................        0.84%(b)     0.84%         --           --             --           --
    Expenses, before expense reductions .........        1.01%(b)     1.06%        1.10%        1.10%         1.08%         1.11%

Portfolio turnover rate .........................       22.73%       30.28%       22.99%       40.70%        35.91%        70.81%

Net assets at end of period (000) ...............  $   50,090  $    41,860   $    28,934  $   25,876     $  30,221  $     28,091


(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)      Annualized.


Schedule of Investments

Thornburg Florida Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-707
NASDAQ SYMBOLS: CLASS A - THFLX

745,000              Brevard County Florida School Board Certificates Participation Series A,       Aaa/AAA           $ 802,633
                     5.00% due 7/1/2005 (Insured: AMBAC)
400,000              Broward County Educational Facilities Authority Series 1994, 5.60% due         NR/AAA            417,156
                     4/1/2004 (Nova Southeastern University Project; Guaranteed: Connie Lee)
960,000              Broward County Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apts   NR/NR             1,003,488
                     Project; Guarantee: Florida Housing Finance Corp.)
740,000              Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009       A3/AA-            810,122
1,100,000            Capital Projects Finance Authority Florida, 1.15% due 6/1/2012 put 4/1/2003    VMIG1/NR          1,100,000
                     (LOC: Bank of Scotland) (daily demand notes)
820,000              Capital Projects Finance Authority Florida Student Housing, 5.50% due          Aaa/AAA           931,832
                     10/1/2012 (Capital Projects Student Housing; Insured: MBIA)
1,000,000            Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due          Aaa/NR            1,100,990
                     11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)
800,000              Collier County Housing Finance Authority Multi Family Revenue A-1, 4.90% due   Aaa/NR            857,616
                     2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)
2,705,000            Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due    Aaa/AAA           1,431,892
                     10/1/2013 (Insured: AMBAC)
350,000              Crossings at Fleming Island Community Development Refunding Series A, 5.60%    Aaa/AAA           395,497
                     due 5/1/2012 (Insured: MBIA)
714,000              Crossings at Fleming Island Community Development Refunding Series B, 5.45%    Aaa/AAA           812,168
                     due 5/1/2010 (Insured: MBIA)
2,000,000            Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00%    Aaa/AAA           2,312,780
                     due 10/1/2007 (Insured: AMBAC)
850,000              Duval County HFA Multi Family Housing Revenue Series 1996, 5.35% due           NR/A+             917,142
                     9/1/2006 (St. Augustine Apartments Project)
6,000                Duval County Single Family Housing Revenue, 10.25% due 5/15/2016 (Insured:     Aaa/AAA           6,435
                     FGIC)
170,000              Escambia County Health Facilities Authority, 6.75% due 10/1/2014 (Baptist      NR/BBB+           175,319
                     Hospital & Baptist Manor Project)
1,000,000            Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health    Aaa/NR            1,096,640
                     Care Facility Loan Project; Insured: AMBAC)
1,000,000            Florida Board Education Capital Outlay Public Education Series C, 5.50% due    Aaa/AAA           1,133,680
                     6/1/2013 (Insured: FGIC)
630,000              Florida Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due           Aa3/AA            645,763
                     1/1/2016
1,000,000            Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed   NR/A+             1,027,290
                     Mortgage)
655,000              Florida Housing Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due   Aa3/AA            671,388
                     7/1/2016
200,000              Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011         Aaa/NR            214,634
                     (Augustine Club Apartments Project; Insured: MBIA)
500,000              Florida State Department Corrections Certificates Participation, 5.90% due     Aaa/AAA           541,655
                     3/1/2005 (Okeechobee Correctional; Insured: AMBAC)
250,000              Gulf Breeze Revenue, 4.50% due 12/1/2015 put 12/1/2007 (Insured: FGIC)         Aaa/AAA           269,142
375,000              Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)         Aaa/AAA           405,334
840,000              Hernando County Industrial Development Revenue, 8.50% due 12/1/2014 (Florida   NR/NR             867,754
                     Crushed Stone Project)
1,000,000            Hillsborough County Industrial Development Authority, 5.50% due 8/15/2006      Aaa/AAA           1,076,000
                     (University Community Hospital Inc. Project; Insured: MBIA)
1,000,000            Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013      A2/BBB            967,640
                     (Tampa Electric Co. Project)
800,000              Hillsborough County Port District Revenue, 0% due 12/1/2011 (Insured: MBIA)    Aaa/AAA           492,152
125,000              Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004 (Insured: AMBAC)     Aaa/AAA           128,314
890,000              Housing Finance Authority Series 94-B, 5.70% due 10/1/2024 mandatory put       NR/AAA            931,981
                     10/1/2004 (Plantation Colony Project; Collateralized: FNMA)
415,000              Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine       Aaa/NR            450,034
                     Club Apartments Project; Insured: MBIA)
1,500,000            Jacksonville Electric Authority Revenue Electric Systems Subordinated Series   Aa3/AA-           1,531,635
                     D, 5.30% due 10/1/2010
1,000,000            Jacksonville Electric St. John's River Park Systems Revenue Refunding          Aa2/AA            1,117,730
                     Issue-2 17th Series, 5.25% due 10/1/2012
1,000,000            Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due           Aa2/NR            1,151,830
                     8/15/2014 pre-refunded 8/15/2011
200,000              Lakeland Energy Systems Revenue Series A, 1.15% due 10/1/2035 put 4/7/2003     VMIG1/A-1         200,000
                     (weekly demand notes)
764,375              Lummus Housing Development Corp., 8.00% due 12/1/2010 (Elderly Housing,        NR/NR             757,725
                     Section 8 Project)
1,000,000            Miami Dade County Florida School Board Series B, 5.00% due 5/1/2031 put        Aaa/AAA           1,089,570
                     5/1/11 (Insured: MBIA)
1,000,000            Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012       A3/NR             1,013,400
825,000              Miami Dade County Special Obligation Capital Asset Acquisition Series A-2,     Aaa/AAA           915,255
                     5.00% due 4/1/2011 (Insured: AMBAC)
1,000,000            Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)                           Aaa/AAA           1,119,470
760,000              Mirimar Wastewater Improvement Assessment Revenue, 6.25% due 10/1/2005         Aaa/AAA           824,349
                     pre-refunded 10/1/2004 (Insured: FGIC)
1,000,000            Orange County Health Facilities Authority Revenue Refunding, 6.25% due         Aaa/AAA           1,137,690
                     11/15/2008 (Hospital Adventist Health Systems Project; Insured: AMBAC)
1,000,000            Orange County Health Facilities Authority Revenue Refunding, 5.125% due        NR/AA             1,056,920
                     6/1/2014 (Mayflower Retirement Project; Insured: Radian)
1,000,000            Orange County Health Facilities Authority Revenue Refunding, 6.375% due        A3/A-             1,082,550
                     11/15/2020 (Adventist Health Systems Project)
440,000              Orange County Health Facilities Authority Revenue Unrefunded Balance Series    Aaa/AAA           529,236
                     A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)
300,000              Orange County Health Facilities Authority Revenue Unrefunded Balance Series    Aaa/AAA           367,053
                     A, 6.25% due 10/1/2016 (Insured: MBIA)
80,000               Orange County Housing Finance Authority, 6.10% due 10/1/2005                   NR/AAA            85,558
                     (Collateralized: FNMA/GNMA)
425,000              Orange County Housing Finance Authority Multi Family, 5.50% due 7/1/2010       Aaa/NR            467,415
                     (Insured: MBIA)
735,000              Orange County School Board Certificates Participation Series A, 5.50% due      Aaa/AAA           820,738
                     8/1/2017 (Insured: MBIA)
1,300,000            Orange County School District Series B, 1.15% due 8/1/2025 put 4/1/2003        Aaa/NR            1,300,000
                     (Insured: AMBAC) (daily demand notes)
115,000              Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/2004       Aaa/AAA           120,670
                     (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC)
1,000,000            Osceola County Transportation Revenue, 6.10% due 4/1/2017 (Osceola Parkway     Aaa/AAA           1,013,790
                     Project; Insured: MBIA)
515,000              Palm Beach County Industrial Development Revenue Series 1996, 6.10% due        NR/A              600,052
                     12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish
                     Bank)
270,000              Palm Beach County Industrial Development Revenue Series 1996, 6.20% due        NR/A              315,541
                     12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish
                     Bank)
800,000              Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008   NR/AA             851,928
                     (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)
1,000,000            Pasco County Water & Sewer Revenue Refunding, 5.00% due 10/1/2004 (Insured:    Aaa/AAA           1,056,480
                     FSA)
690,000              Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)                 Aaa/AAA           761,698
675,000              Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/2011     NR/NR             769,412
                     pre-refunded 2/1/2006 @ 102 (Clearwater Christian College Project)
300,000              State Board of Education Series C, 6.00% due 5/1/2007 (ETM)*                   Aaa/AA            301,128
220,000              State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)*   Aaa/AAA           225,258
1,050,000            Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                            Aaa/AAA           1,197,860
1,000,000            University Athletic Association Inc. Florida Athletic Program Revenue          VMIG1/NR          1,009,000
                     Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)

                     TOTAL INVESTMENTS (Cost $46,520,506)                                                             $ 48,785,412

+Credit ratings are unaudited.
*Escrowed to maturity
See notes to financial statements.


Index Comparisons

Thornburg Florida Intermediate Municipal Fund

March 31, 2003

Index Comparison
Compares performance of Florida Intermediate Municipal Fund, the Merrill Lynch Municipal Bond
(7-12 year) Index and the Consumer Price Index, February 1, 1994 to March 31, 2003. On March 31, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 6.9 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


Thornburg Florida Intermediate Fund Class A Total Returns, Since Inception, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (C.P.I.)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class A
Average Annual Total Returns (at max. offering price)
(periods ended 3/31/03)
One Year:                  5.39%
Five Years:                4.43%
From Inception (2/1/94):   4.87%

Thornburg FLORIDA INTERMEDIATE municipal fund a shares
Outperformed Tax-Free Money Market Funds
(Unaudited)

Investors sometimes ask us to compare the returns of the Florida Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Florida Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 3/31/94 through 3/31/03 (after sales charge and fund expenses)

Tax-free Money Market Average CDA/Wiesenberger       $2,662

Thornburg Florida
Intermediate Municipal Fund                          $5.943

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, five years and since inception for each class of shares of the Fund.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the "Tax-free Money Market Average CDA/Wiesenberger" for the months covered by this analysis. The increase for the Class A Shares of Florida Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $11.83 per share and the ending NAV at $12.44 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Florida Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Florida Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THFLX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.


Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Florida Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.